INCOME TAX - Reconciliation of federal income tax rate (Details)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
INCOME TAX
Statutory federal income tax rate	21.00%	21.00%
State taxes, net of federal tax benefit	0.00%	0.00%
Transaction costs attributable to Initial Public Offering	0.00%	(1.80%)
Loss on conversion option liability	(0.50%)	0.00%
Loss on warrant liability	(6.30%)	(28.50%)
Loss on Prosus agreement	(14.70%)	0.00%
Valuation allowance	(0.20%)	0.00%
Income tax provision	(0.70%)	(9.30%)